                                                                    EXHIBIT 1.01

                                  $662,000,000

                          VERITAS SOFTWARE CORPORATION

                          VERITAS OPERATING CORPORATION

                    % CONVERTIBLE SUBORDINATED NOTES DUE 2006







                             UNDERWRITING AGREEMENT








August 9, 1999

                                                                  August 9, 1999



Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
SG Cowen Securities Corporation, as representatives
c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, New York 10036

Dear Sirs and Mesdames:

        VERITAS Software Corporation, a Delaware corporation (the "COMPANY"), and VERITAS Operating Corporation, a Delaware corporation wholly owned by the Company (the "CO-OBLIGOR" and, together with the Company, the "ISSUERs") propose to issue and sell to the several Underwriters named in Schedule I hereto (the "UNDERWRITERS") an aggregate of U.S. $662,000,000 principal amount at maturity of their ___% Convertible Subordinated Notes due 2006 (the "FIRM SECURITIES") to be issued pursuant to the provisions of an Indenture dated as of August 12, 1999 (the "INDENTURE") among the Issuers and State Street Bank and Trust Company of California, N.A., as Trustee (the "TRUSTEE").

        The Issuers also propose to issue and sell to the several Underwriters not more than an additional $99,300,000 aggregate principal amount at maturity of their ___% Convertible Subordinated Notes due 20006 (the "ADDITIONAL SECURITIES") if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters the right to purchase such ___% Convertible Subordinated Notes due 20006 granted to the Underwriters in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the "SECURITIES. The Securities will be convertible into shares of Common Stock of the Company, par value U.S.$0.001 per share (the "COMMON STOCK" and such reserved convertible shares into which the Securities are convertible, the "UNDERLYING SECURITIES"), [together with the rights (the "RIGHTS") evidenced by such Underlying Securities to the extent provided in the Preferred Share Rights Plan (the "RIGHTS PLAN") dated as of _____, 1999, between the Company and State Street Bank and Trust Company of California, N.A.]

        The Issuers have filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement, including a prospectus, relating to the

Securities. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form first used to confirm sales of Securities is hereinafter referred to as the "PROSPECTUS." If the Issuers have filed an abbreviated registration statement to register additional Securities pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement.

        The Underwriters acknowledge that concurrently with the offering of the Firm Securities, certain stockholders of the Company are offering an aggregate of 12,000,000 shares of the common stock, par value U.S.$0.001 per share (the "COMMON STOCK"), of the Company pursuant to an underwriting agreement dated the date hereof among the Company, such selling stockholders and the underwriters named therein (1,800,000 additional shares of additional Common Stock is also offered in such underwriting agreement to be purchased at the underwriters' option) (the "COMMON STOCK OFFERING"). The consummation of the offering of the Securities is not contingent upon the consummation of the Common Stock Offering or vice versa.

        1. Representations and Warranties. The Issuers, jointly and severally, represent and warrant to and agree with each of the Underwriters that:

                (a) The Registration Statement has become effective under the Securities Act; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Issuers, threatened by the Commission.

                (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to (A) statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Issuers in writing by such Underwriter through you expressly for use therein or (B) that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), of the Trustee.

                (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                (d) Each subsidiary of the Company listed on Schedule II hereto (which schedule identifies all of the material subsidiaries of the Company) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

                (e) This Agreement has been duly authorized, executed and delivered by each Issuer.

                (f) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by each Issuer and is a valid and binding agreement of each Issuer, enforceable in accordance with its term, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

                (g) The Securities have been duly authorized by each Issuer and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of such Issuer, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

                (h) (1) The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights [and (2) the Rights, if any, issuable upon conversion of the Securities have been duly authorized and, when and if issued upon conversion in accordance with the terms of the Indenture and the Rights Plan, will have been validly issued.]

                (i) The execution and delivery by each Issuer of, and the performance by such Issuer of its obligations under, this Agreement, the Indenture and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of such Issuer or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Issuer of its obligations under this Agreement, the Indenture or the Securities, except such as have been already obtained or made under the Securities Act and the rules and regulations of the Commission thereunder or as may be required by the securities or Blue Sky laws of the various states or the securities or similar laws of any foreign jurisdiction in connection with the offer and sale of the Securities.

                (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                (m) Each Issuer is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                (n) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                (o) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) each Issuer has not purchased any of its outstanding capital stock (other than pursuant to the share repurchase program described in the Prospectus), nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                (p) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate rights to use all material patents, patent rights, licenses, inventions, copyrights, software, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names necessary for the conduct of the business now operated by them as described in the Prospectus, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                (q) The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus.

                (r) The Company has reviewed and is continuing to review its operations and that of its subsidiaries to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company and its subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1,
        2000); as a result of such review, (i) the Company has no reason to believe, and does not believe, that (A) there are any issues related to the Company's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Prospectus which have not been accurately described in the Prospectus and (B) the Year 2000 Problem will have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or result in any material loss or interference with the business or operations of the Company and its subsidiaries, taken as a whole; and (ii) the Company reasonably believes, after due inquiry, that the critical suppliers, vendors, customers or other material third parties used or served by the Company and such subsidiaries are addressing or will address the Year 2000 Problem in a timely manner (or that the Company has a reasonable belief that its contingency plans for such third parties' failure to address the Year 2000 Problem will be in place) except to the extent that a failure to address the Year 2000 Problem by any such critical supplier, vendor, customer or other material third party would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                (s) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

        2. Agreements to Sell and Purchase. The Issuers hereby agree to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Issuers the respective principal amounts at maturity of Firm Securities set forth in Schedule I hereto opposite its name at a purchase price of _____% of their principal amount at maturity (the "PURCHASE PRICE") plus accrued interest, if any, from August 12, 1999 to the date of payment and delivery.

        On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Issuers agree jointly to sell to the Underwriters the Additional Securities, and the Underwriters shall have the right to purchase, from time to time during the 30 days after the date of this Agreement, severally and not jointly, up to an aggregate of $99,300,000 principal amount at maturity Additional Securities at the Purchase Price. If the Managers, on behalf of the Underwriters, elect to exercise such option, the Managers, shall so notify the Issuers in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Securities to be purchased by the Underwriters and the date on which such securities are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Securities may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. If any Additional Securities are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Securities that bears the same proportion to the total number of Additional Securities to be purchased as the number of Firm Securities set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Securities.

        The Company, certain of its executive officers and directors agrees to execute a "lock-up" agreement substantially in the forms set forth in Exhibits A, B and C respectively.

        3. Terms of Public Offering. The Issuers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Issuers are further advised by you that the Securities are to be offered to the public initially at ____% of their principal amount at maturity (the "PUBLIC OFFERING PRICE") plus accrued interest, if any, from August 12, 1999 to the date of payment and delivery and to certain dealers selected by you at a price that represents a concession not in excess of ____% of their principal amount, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of ____% of their principal amount, to any Underwriter or to certain other dealers.

        4. Payment and Delivery. Payment for the Firm Securities shall be made to the Issuers in Federal or other funds immediately available in New York City at 10:00 a.m., New York City time, on August 12, 1999, or at such other time on the same or such other date, not later than August 19, 1999, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

        Payment for any Additional Securities shall be made to the Issuers in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in Section 2 or at such other time on the same or on such other date, in any event not later than September 23, 1999, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE."

        Certificates for the Firm Securities and Additional Securities shall be in definitive form or Global form, as specified by you and as required under the terms of the Indenture, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Securities and Additional Securities shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Securities to the Underwriters duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery..

        5. Conditions to the Underwriters' Obligations. The obligations of the Issuers to sell the Firm Securities to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Firm Securities on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than ______ (New York City time) on the date hereof.

        The several obligations of the Underwriters are subject to the following further conditions:

                (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                    (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded to any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                    (ii) there shall not have occurred any change, or any
                development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

                (b) The Underwriters shall have received on the Closing Date:

                    (i) a certificate, dated the Closing Date and signed by an executive officer of each Issuer, to the effect set forth in
                Section 5(a)(i) above and to the effect that the representations and warranties of such Issuer contained in this Agreement are true and correct as of the Closing Date and that such Issuer has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                (c) The Underwriters shall have received on the Closing Date an opinion of Fenwick & West LLP, outside counsel for the Issuers, dated the Closing Date, to the effect that:

                    (i) the Company has been duly incorporated, is validly
                existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                    (ii) each subsidiary listed on Schedule II hereto of the
                Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                    (iii) this Agreement has been duly authorized, executed and delivered by each Issuer;

                    (iv) no consent, approval, authorization or order of, or
                qualification with, any governmental body or agency is required for the performance by each Issuer of its obligations under this Agreement, the Indenture and the Securities, except such as have been already obtained or made under the Securities Act and the rules and regulations of the Commission thereunder or as may be required by the securities or Blue Sky laws of the various states or the securities or similar laws of any foreign jurisdiction in connection with the offer and sale of the Securities;

                    (v) the statements (A) in the Prospectus under the captions
                "Description of Capital Stock," "Description of the Notes" and "Certain Federal Income Tax Considerations" and (B) in the Part II of the Registration Statement in Items 14 and 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                    (vi) such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                    (vii) each Issuer is not an "investment company" or an
                entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended; and

                    (viii) such counsel is of the opinion that the Registration
                Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                In addition, nothing has come to the attention of such counsel that would cause such counsel to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Nothing has come to the attention of such counsel that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                With respect to the last sentence in the above paragraph, Fenwick & West LLP may state that its opinion and belief are based upon its participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

                (d) The Underwriters shall have received on the Closing Date an opinion of Winthrop Simpson, outside counsel for the Issuers, dated the Closing Date, to the effect that:

                    (i) the Indenture has been duly qualified under the Trust
                Indenture Act and has been duly authorized, executed and delivered by each Issuer and is a valid and binding agreement of each Issuer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity; and

                    (ii) the Securities have been duly authorized and, when
                executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of each Issuer, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity,

                (e) The Underwriters shall have received on the Closing Date an opinion of Jay Jones, internal counsel for the Issuers, dated the Closing Date, to the effect that the execution and delivery by each Issuer of, and the performance by each Issuer of its obligations under, this Agreement, the Indenture and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of each Issuer or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary.

                (f) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 5(c)(iii), 5(c)(iv), 5(d)(i), 5(d)(ii) (but only as to the statements in the Prospectus under "Description of the Notes" and "Underwriters").

                In addition, nothing has come to the attention of such counsel that would cause such counsel to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Nothing has come to the attention of such counsel that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                With respect to the last sentence in the above paragraph, Davis Polk & Wardwell may state that its opinion and belief are based upon its participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

                The opinion of Fenwick & West LLP described in Section 7(c) above shall be rendered to the Underwriters at the request of the Issuers and shall so state therein.

                (g) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from each of Ernst & Young LLP and KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                (h) The "lock-up" agreements, each substantially in the form of Exhibits A through E hereto, between you and the Company and certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

        The several obligations of the Underwriters to purchase Additional Securities hereunder are subject to the delivery to you on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Issuers, the due authorization and issuance of the Additional Securities and other matters related to the issuance of the Additional Securities.

        6. Covenants of the Issuers. In further consideration of the agreements of the Underwriters herein contained, the Issuers covenant with each Underwriter as follows:

                (a) To furnish to you, without charge, signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

                (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

                (c) If, during such period after the first date of the public offering of the Securities as in the reasonable opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Issuers) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                (d) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending September 30, 2000 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

        7. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, [the Issuers agree] to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Issuers' counsel and the Issuers' accountants in connection with the registration and delivery of the Securities under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration

Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state law and all expenses in connection with the qualification of the Securities for offer and sale under state law as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Securities by the National Association of Securities Dealers, Inc., (v) any fees charged by the rating agencies for the rating of the Securities,(vi) the cost of printing certificates representing the Securities, (vii) the costs and charges of any trustee, transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Issuers hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution", and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

        8. Indemnity and Contribution. (a) The Issuers agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Issuers in writing by such Underwriter through you expressly for use therein.

        (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Issuers, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Issuers within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Issuers in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

        (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable period of time after notice of such proceeding or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and all persons, if any, who control the indemnified parties within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 8(a), and by the Issuers, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

        (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Issuers on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Underwriters on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Issuers and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the Prospectus, bear to the aggregate Public Offering Price of the Securities. The relative fault of the Issuers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Securities they have purchased hereunder, and not joint.

        (e) The Issuers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

        (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Issuers contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of each of the Issuers, its officers or directors or any person controlling the Issuers and (iii) acceptance of and payment for any of the Securities.

        9. Termination. This Agreement shall be subject to termination by notice given by you to the Issuers, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Issuers shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

        10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount at maturity of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount at maturity of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount at maturity of Firm Securities set forth opposite their respective names in Schedule I bears to the principal amount at maturity of Firm Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Securities and the aggregate principal amount at maturity of Firm Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount at maturity of Firm Securities to be purchased, and arrangements satisfactory to you and the Issuers for the purchase of such Firm

Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Issuer. In any such case either you or the Issuers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Securities and the aggregate number of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Securities to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Securities or (ii) purchase not less than the number of Additional Securities that such non-defaulting U.S. Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Issuers to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Issuers shall be unable to perform its obligations under this Agreement, the Issuers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

        11. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

        13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                      Very truly yours,

                                      VERITAS SOFTWARE CORPORATION


                                      By:
                                         -------------------------------
                                           Name:
                                           Title:


                                      VERITAS OPERATING CORPORATION


                                      By:
                                         -------------------------------
                                           Name:
                                           Title:


Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
CREDIT SUISSE FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
SG COWEN SECURITIES CORPORATION
Acting severally on behalf of themselves and the several Underwriters named in
Schedule I hereto.

                                      By:  MORGAN STANLEY & CO.
                                           INCORPORATED

                                      By:
                                         -------------------------------
                                           Name:
                                           Title:

                                                                      SCHEDULE I


                                                           PRINCIPAL AMOUNT AT
        U.S. Underwriter                                MATURITY OF SECURITIES TO
        ----------------                                -------------------------
Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities
Corporation
SG Cowen Securities Corporation

                                                      ----------------------------
        Total:....................................... $662,000,000
                                                      ============================

                                                                     SCHEDULE II

                            MATERIAL SUBSIDIARIES OF
                          VERITAS SOFTWARE CORPORATION

                                                                       EXHIBIT A

                     FORM OF LOCK-UP LETTER FOR THE COMPANY

                                 August 9, 1999

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
SG Cowen Securities Corporation, as representatives
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York 10036

Dear Sirs and Mesdames:

        The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with the undersigned, a Delaware corporation (the "COMPANY"), and VERITAS Operating Corporation (the "CO-OBLIGOR", and collectively with the Company, the "ISSUERS"), in connection with the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley (the "UNDERWRITERS"), of $662,000,000 principal amount at maturity of __% Convertible Subordinated Notes due 2006 of the Issuers (the "NOTES").

        To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (each, a "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another person, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the issuance by the Company of the Notes or the shares of common stock issuable upon conversion of the Notes or other notes outstanding at the date of each Prospectus, (b) the grant by the Company of options or issuance by it of stock upon the exercise of outstanding stock options pursuant to the Company's stock option plans, or (c) actions taken by the Company in connection with acquisitions of technologies, businesses or portions thereof. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

        Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                      Very truly yours,

                                      VERITAS SOFTWARE CORPORATION



                                      By:
                                         -------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT B


                      FORM OF LOCK-UP LETTER FOR MANAGEMENT

                                 August 9, 1999

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
SG Cowen Securities Corporation, as representatives
c/o  Morgan Stanley & Co. Incorporated
       1585 Broadway
       New York, New York 10036

Dear Sirs and Mesdames:

        The undersigned (collectively, the "MANAGEMENT") understand that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with VERITAS Software Corporation, a Delaware corporation (the "COMPANY"), and VERITAS Operating Corporation (the "CO-OBLIGOR", and collectively with the company, the "ISSUERS") in connection with the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley (the "UNDERWRITERS"), of $662,000,000 principal amount at maturity of __% Convertible Subordinated Notes due 2006 of the Issuers (the "NOTES").

        To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agree that, except as to 600,000 shares of common stock held in the aggregate by Management, as further described in Annex A attached hereto, without the prior written consent of Morgan Stanley on behalf of the Underwriters, they will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (each, a "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another person, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offerings. In addition, the undersigned agree that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, they will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

        Whether or not the Public Offering actually occur depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

        This agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                                           Very truly yours,



                                           --------------------------------
                                           Mark Leslie
                                           Chief Executive Officer



                                           --------------------------------
                                           Terence R. Cunningham
                                           President and Chief Operating Officer






                                           --------------------------------
                                           Geoffrey W. Squire
                                           Executive Vice-President



                                           --------------------------------
                                           Fred van den Bosch
                                           Executive Vice-President

                                           --------------------------------
                                           Peter J. Levine
                                           Senior Vice-President



                                           --------------------------------
                                           Kenneth Lonchar
                                           Senior Vice-President



                                           --------------------------------
                                           Paul A. Sallaberry
                                           Senior Vice President



                                           --------------------------------
                                           Jay A. Jones
                                           Senior Vice-President


                                           --------------------------------
                                           Michael Colemere
                                           Vice-President



                                           --------------------------------
                                           Michael Wentz
                                           Vice-President



                                           --------------------------------
                                           David Hallmen
                                           Vice-President

                                     ANNEX A


OFFICER                                            NUMBER OF SHARES(1)
-------                                            ----------------
Mark Leslie
Terence R. Cunnigham
Geoffrey W. Squire
Fred van den Bosch
Peter J. Levine
Kenneth Lanchar
Paul Sallaberry
Jay A. Jones
Michael Colmere
Michael Wentz
David Hallmen
                                                       ----------
TOTAL                                                    600,000

--------
        (1) Subject to revision. If any listed officer decides to dispose of less than the number of shares of common stock of the Company listed opposite his name, he will advise Jay A. Jones, Senior Vice President and General Counsel of the Company, who will be responsible for consulting with the other listed officers and taking all appropriate action to the reallocation of such shares among the other listed officers.

                                                                       EXHIBIT C


                    FORM OF LOCK-UP LETTER FOR THE DIRECTORS

                                 August 9, 1999

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
SG Cowen Securities Corporation, as representatives
c/o  Morgan Stanley & Co. Incorporated
       1585 Broadway
       New York, New York 10036

Dear Sirs and Mesdames:

        The undersigned (collectively, the "DIRECTORS") understand that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with VERITAS Software Corporation, a Delaware corporation (the "COMPANY"), and VERITAS Operating Corporation (the "CO-OBLIGOR", and collectively with the Company, the "ISSUERS"), in connection with the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley (the "UNDERWRITERS"), of $662,000,000 principal amount at maturity of __% Convertible Subordinated Notes due 2006 of the Issuers (the "NOTES").

        To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agree that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, they will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (each, a "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another person, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the

Public Offerings. In addition, the undersigned agree that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, they will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

        Whether or not the Public Offering actually occur depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

        This agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                                           Very truly yours,


                                           --------------------------------
                                           Steven Brooks
                                           Director


                                           --------------------------------
                                           William H. Janeway
                                           Director


                                           --------------------------------
                                           Gregory B. Kerfoot
                                           Director



                                           --------------------------------
                                           Stephen J. Luczo
                                           Director


                                           --------------------------------
                                           Joseph D. Rizzi
                                           Director

                                                                       EXHIBIT D


                FORM OF LOCK-UP LETTER FOR SEAGATE SOFTWARE, INC.


                                 August 9, 1999

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
SG Cowen Securities Corporation, as representatives
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York 10036

Dear Sirs and Mesdames:

        The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with VERITAS Software Corporation, a Delaware corporation (the "COMPANY"), and certain stockholders of the Company (the "SELLING STOCKHOLDERS") in connection with the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley and Morgan Stanley International (the "UNDERWRITERS"), of up to 12,000,000 shares (the "SHARES") of common stock of the Company (the "COMMON STOCK").

        To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another person, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement or (b) transactions relating to shares of Common

Stock or other securities acquired in open market transactions after the completion of the Public Offerings. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

        Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                           Very truly yours,

                                           SEAGATE SOFTWARE, INC.



                                           By:_____________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT E

           FORM OF LOCK-UP LETTER FOR WARBURG, PINCUS INVESTORS, L.P.


                                                   August 9, 1999

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
SG Cowen Securities Corporation, as representatives
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York 10036

Dear Sirs and Mesdames:

        The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with VERITAS Software Corporation, a Delaware corporation (the "COMPANY"), and certain stockholders of the Company (the "SELLING STOCKHOLDERS") in connection with the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley and Morgan Stanley International (the "UNDERWRITERS"), of up to 12,000,000 shares (the "SHARES") of common stock of the Company (the "COMMON STOCK").

        To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another person, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement or (b) transactions relating to shares of Common

Stock or other securities acquired in open market transactions after the completion of the Public Offerings. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

        The undersigned agrees to be bound by this agreement whether or not the undersigned participates in the Public Offering as one of the Selling Stockholders.

        Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                      Very truly yours,

                                      WARBURG, PINCUS INVESTORS, L.P.



                                      By:_________________________________
                                            Name:
                                            Title:


                                       E-2